SUBSCRIPTION AGREEMENT

               THIS SUBSCRIPTION AGREEMENT (this "Agreement") is made and entered into as of August 13, 2004, by and between Nanobac Pharmaceuticals, Incorporated, a Florida corporation (the "Company"), and The Nutmeg Group, L.L.C., a US Virgin Islands limited liability company (the "Purchaser").

      1. Subscription. Subject to the terms and conditions contained herein, the Purchaser hereby agrees to purchase from the Company, and the Company hereby agrees to issue and sell to the Purchaser, a certain number of shares of the Company's Common Stock (the "Common Stock"), and warrants to purchase additional shares of Common Stock (the Common Stock and warrants referred to as the "Securities"), for an aggregate purchase price of up to $1,000,000 (the "Purchase Price"). The number of shares issuable to Purchaser (the "Applicable Number") will equal the Purchase Price, divided by the lesser of:

      (a)   $0.12, or

      (b) fifty-two percent (52%) of the average closing bid price for Common Stock on the five trading days prior to the date on which the registration statement (as described in the Registration Rights Agreement) is declared effective

      (the lesser of (a) and (b) being hereinafter referred to as the "Fixed Price").

      Purchaser will be issued Warrants (hereinafter "Warrants") exercisable into such number of shares of Common Stock as is equal to 100% of the Purchase Price paid by Purchaser, divided by the Fixed Price. The Common Stock into which the Warrants are exercisable will have piggyback registration rights, and the Warrants will be transferable. Unexercised Warrants will expire December 31, 2008 ("Warrant Expiration Date"). 50% of the Warrants will be exercisable into Common Stock at a per share price equal to 110% of the lesser of (a) $0.12; or
(b) fifty-two percent (52%) of the average closing bid price for Common Stock on the five trading days immediately prior to the filing with the Securities and Exchange Commission of the Registration Statement. The remaining 50% of the Warrants will be exercisable into Common Stock at a per share price equal to 150% of the lesser of (a) $0.12; or (b) fifty-two percent (52%) of the average closing bid price for Common Stock on the five trading days immediately prior to the filing with the Securities and Exchange Commission of the Registration Statement.

      The $1,000,000 Purchase Price will be payable by Purchaser, in two traunches. The first traunche will be in the amount of $500,000 and shall occur no later than August 13, 2004. The second traunche will be an amount equal to $500,000 and shall occur within 5 days of the date on which the registration statement registering the Securities is declared effective.

      The Purchaser will receive at each Closing a flat non-accountable expense allowance of $10,000 to cover legal, escrow fees and miscellaneous costs. At the election of the Purchaser, or its designees, any or all of the foregoing compensation and expense allowances can be taken in kind, pursuant to the same terms and conditions as that of an investment herein, for a like amount.

      The Purchaser or its designee shall also be entitled to a commission of 5% of any and all amounts received, directly or indirectly, by the Company and/or its principals as a consequence of a merger, license or any other similar arrangement or remuneration as a consequence of the efforts of Nutmeg or its designee or agent. All references to the "Company" shall include associates, and any individual, corporation, organization, firm or company, of which the Company is a member, employee, principal, party to, or from which such it would otherwise benefit financially, directly or indirectly.

            Closing. The closing (the "Closing") of the purchase and sale of the Securities shall take place at the offices of the Company, the Company will deliver to the Purchaser certificates for the Shares and the warrant agreement against payment to the Company of the Purchase Price by wire transfer or other acceptable consideration designated by the Company.

            Conditions to Obligations of the Purchaser. The Purchaser's obligation to purchase the Securities at the Closing is subject to the fulfillment (or waiver by the Purchaser), at or prior to the Closing, of each of the following conditions:

            Accuracy of the Company's Representations and Warranties. The representations and warranties of the Company contained in this Agreement shall be true and correct in all material respects at the time of the Closing, except as such representations and warranties are affected by the consummation of the transactions contemplated by this Agreement.

            Performance by the Company. The Company shall have duly performed and complied in all material respects with all agreements and conditions contained in this Agreement and required to be performed or complied with by the Company at or prior to the Closing.

            Nonfulfillment of Conditions. If any of the conditions specified in
Section 3 shall not have been fulfilled at or prior to the Closing, the Purchaser shall be relieved of all further obligations under this Agreement, without thereby waiving any other rights the Purchaser may have by reason of such nonfulfillment.

            Maximum Exercise. At any point in time, the Purchaser shall not be entitled to receive shares of common stock if such issuance would result in beneficial ownership by the Purchaser and its affiliates of more than 4.99% of the outstanding shares of common stock of the Company on such issue date, including:

            (i) the number of shares of common stock beneficially owned by the Purchaser and its affiliates, and

            (ii) the number of shares of common stock issuable upon the exercise or conversion of securities owned.

            For the purposes of this provision as set forth in the immediately preceding sentence, beneficial ownership shall be determined in accordance with
Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 13d-3 thereunder. Subject to the foregoing, the Purchaser shall not be limited to aggregate common stock issuances of only 4.99% and aggregate common stock issuances may exceed 4.99%. The Purchaser may void the issuance limitation described in this Section upon 61 days prior written notice to the Company. The Purchaser may allocate which of the equity of the Company deemed beneficially owned by the Purchaser shall be included in the 4.99% amount described above and which shall be allocated to the excess above 4.99%.

            Conditions to Obligations of the Company. The obligations of the Company to issue and sell the Securities to the Purchaser at the Closing shall be subject to the fulfillment (or waiver by the Company), at or prior to the Closing, of each of the following conditions:

            1.1 Accuracy of the Purchaser's Representations and Warranties. The representations and warranties made by the Purchaser in this Agreement shall be true and correct in all material respects when made and at the time of the Closing.

            1.2 Performance by the Purchaser. The Purchaser shall have duly performed and complied in all material respects with all agreements and conditions contained in this Agreement and required to be performed or complied with by the Purchaser at or prior to the Closing, including but not limited to payment to the Company of the Purchase Price for the Securities in immediately available funds.

      2. Representations and Warranties of the Company. The Company represents and warrants to the Purchaser as follows:

            2.1 Corporate Organization and Standing. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of its incorporation and has all requisite corporate power and authority to own or lease its properties and to carry on its business as presently conducted.

            2.2 Authorization. This Agreement and the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Company. This Agreement has been duly executed and delivered by the Company, and are the legal, valid and binding obligations of the Company, enforceable against it in accordance with their terms.

            2.3 No Conflict or Violation. Subject to the Company obtaining stockholder approval to increase its authorized common stock, neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will (a) violate, conflict with or result in a breach of or constitute a default under any provision of the Certificate of Incorporation or Bylaws of the Company, (b) violate, conflict with or result in a breach of or constitute a default under any judgment, order, decree, rule or regulation of any court or governmental agency to which the Company is subject or (c) violate, conflict with or result in a breach of any applicable rule or regulation of any federal, state, local or other governmental authority.

            2.4 Stock. The Securities to be issued to the Purchaser pursuant to this Agreement are duly authorized and, when issued and paid for in accordance with the terms of this Agreement, will be validly issued, fully paid and nonassessable.

      3. Representations and Warranties of the Purchaser. The Purchaser represents and warrants to the Company that:

            3.1 Authorization. The Purchaser is a limited liability company duly organized, validly existing and in good standing under the laws of the USVI and has all requisite power and authority to execute and deliver this Agreement and to subscribe for and purchase the Securities hereunder. This Agreement and the transactions contemplated hereby and thereby have been duly authorized by all necessary limited liability company action on the part of the Purchaser. This Agreement has been duly executed and delivered by the Purchaser, and is the legal, valid and binding obligations of the Purchaser, enforceable against it in accordance with their terms.

            3.2 No Conflict or Violation. Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will (a) violate, conflict with or result in a breach of or constitute a default under any provision of the limited liability company agreement of the Purchaser,
(b) violate, conflict with or result in a breach of or constitute a default under any judgment, order, decree, rule or regulation of any court or governmental agency to which the Purchaser is subject or (c) violate, conflict with or result in a breach of any applicable rule or regulation of any federal, state, local or other governmental authority.

            3.3 Access to Information; Investigation. The Purchaser made, either alone or together with its advisors (if any), such independent investigation of the Company, its management and related matters as the Purchaser deemed to be, or such advisors (if any) have advised to be, necessary or advisable in connection with an investment in the Securities. The Purchaser and its advisors (if any) have received all information and data that the Purchaser and such advisors (if any) believe to be necessary in order to reach an informed decision as to the advisability of an investment in the Shares.

            3.4 Information Regarding the Purchaser. The Purchaser is (a) not an "underwriter" within the meaning of the Securities Act of 1933 or otherwise, and (b) not otherwise acting as a placement agent, broker or dealer in connection with its acquisition of the Securities. distribution.

            3.5 Investment Intent. Such Purchaser is acquiring the Securities as principal for its own account for investment purposes only and not with a view to or for distributing or reselling such Securities or any part thereof, without prejudice, however, to such Purchaser's right, subject to the provisions of this Agreement, at all times to sell or otherwise dispose of all or any part of such Securities pursuant to an effective registration statement under the Securities Act or under an exemption from such registration and in compliance with applicable federal and state securities laws. Such Purchaser is acquiring the Securities hereunder in the ordinary course of its business. Such Purchaser does not have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Securities.

            3.6 Purchaser Status. At the time such Purchaser was offered the Securities, it was, and at the date hereof it is, and on each date on which it exercises any Warrants or receives any shares of Common Stock it will be, an "accredited investor" as defined in Rule 501(a) under the Securities Act. Such Purchaser has not been formed solely for the purpose of acquiring the Securities. Such Purchaser is not a registered broker-dealer under Section 15 of the Exchange Act.

            3.7 Experience of such Purchaser. Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

            3.8 General Solicitation. Such Purchaser is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

            3.9 Reliance on Representations and Warranties of the Purchaser. The Purchaser understands and acknowledges that the Company is relying on the representations and warranties made by the Purchaser in this Agreement in connection with the transactions contemplated hereby.

            3.10 Indemnification. Each party (the "Indemnifying Party") will indemnify and hold the other parties and their directors, officers, shareholders, partners, employees and agents (each, an "Indemnified Party") harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys' fees and costs of investigation that any such Indemnified Party may suffer or incur as a result of or relating to any breach of any of the representations, warranties, covenants or agreements made by the Indemnifying Party in this Agreement. If any action shall be brought against any Indemnified Party in respect of which indemnity may be sought pursuant to this Agreement, such Indemnified Party shall promptly notify the Indemnifying Party in writing, and the Indemnifying Party shall have the right to assume the defense thereof with counsel of its own choosing. Any Indemnified Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party except to the extent that (i) the employment thereof has been specifically authorized by the Indemnifying Party in writing, (ii) the Indemnifying Party has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of such separate counsel, a material conflict on any material issue between the position of the Indemnifying Party and the position of such Indemnified Party. The Indemnifying Party will not be liable to any Indemnified Party under this Agreement (i) for any settlement by an Indemnified Party effected without the Indemnifying Party's prior written consent, which shall not be unreasonably withheld or delayed; or
(ii) to the extent, but only to the extent that a loss, claim, damage or liability is attributable to any Indemnified Party's breach of any of the representations, warranties, covenants or agreements made by the Purchasers in this Agreement.

      4. Amendments and Waivers. This Agreement may be amended and the observance of any provision hereof may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of each party to be bound thereby. No provision of this Agreement shall be deemed to have been waived, unless such waiver is contained in a written notice given to the party claiming such waiver, and no such waiver shall be deemed to be a waiver of any other or further obligation or liability of the party or parties in whose favor the waiver was given.

      5. Survival of Representations and Warranties. All representations and warranties contained herein or made in writing by the Purchaser or by the Company in connection with the transactions contemplated by this Agreement shall survive the Closing Date and shall remain in full force and effect for three years thereafter. All covenants and agreements contained in this Agreement shall survive the Closing Date indefinitely until, by their respective terms, they are no longer operative. No claims shall be made after the date on which the applicable representation or warranty upon which such claim was based ceases to survive pursuant to this Section; provided, however, that the expiration of any representation or warranty under this Section shall not affect any claim made in good faith prior to the date of such expiration.

      6     Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto.

      7. Notices. All notices, requests, demands and other communications given hereunder (collectively, "Notices") shall be in writing and delivered personally or by overnight courier to the parties at the following addresses or sent by telecopier or telex, with confirmation received, to the telecopy specified below:

            If to the Company, at:

                     2727 W. Martin Luther King Blvd., Suite 850
                     Tampa, FL 33607

                     With copy to:

                     DARRIN M. OCASIO, ESQ.
                     SICHENZIA ROSS FRIEDMAN FERENCE LLP
                     1065 Avenue of the Americas, 21st flr.
                     New York, New York 10018
                     tel: 212-930-9700
                     fax:212-930-9725
                     dmocasio@srffllp.com

            If to the Purchaser, at:

                     Randall S. Goulding
                     The Nutmeg Group, L.L.C.
                     3366 Commercial
                     Northbrook IL 60062
                     tel: 847-291-7711
                     fax: 253-736-0134

      All Notices shall be deemed delivered when actually received if delivered personally or by overnight courier, sent by telecopier or telex (promptly confirmed in writing), addressed as set forth above. Each of the parties shall hereafter notify the other in accordance with this Section, of any change of address or telecopy number to which notice is required to be mailed.

      8. Governing Law; Enforcement. This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Illinois applicable to contracts made in that state, without giving effect to the conflicts of laws principles thereof. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties are entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any court of the United States located in the State of Illinois or in Illinois state court, this being in addition to any other remedy to which they are entitled at law or in equity. In addition, each of the parties hereto (a) consents to submit itself to the personal jurisdiction of any federal court located in the State of Illinois or any Illinois state court in the event any dispute arises out of this Agreement or any of the transactions contemplated by this Agreement, (b) agrees that it will not attempt to deny such personal jurisdiction by motion or other request for leave from any such court and (c) agrees that it will not bring any action relating to this Agreement or any of the transactions contemplated by this Agreement in any court other than a federal or state court sitting in the State of Illinois.

      9. Disputes. The parties agree to submit any dispute arising under this Agreement to arbitration to be held in Illinois. Arbitration shall be by a single arbitrator experienced in the matters at issue selected by the parties in accordance with the commercial arbitration rules of the Better Business Bureau or the American Arbitration Association. The decision of the arbitrator shall be final and binding as to any matter submitted to him under this Agreement. All costs and expenses incurred in connection with such arbitration proceeding shall be borne by the party against whom the decision is rendered.

      10. Headings. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

      11. Counterparts. This Agreement may be executed in one or more counterparts, all of which shall constitute one and the same instrument.

      12. Entire Agreement. This Agreement and the Letter Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede all prior negotiations, agreements and understandings, whether written or oral, of the parties.

      13. No Third-Party Rights. This Agreement is not intended, and shall not be construed, to create any rights in any parties other than the Company and the Purchaser and no person shall assert any rights as third-party beneficiary hereunder.

      14. Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to affect the original intent of the parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the extent possible.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.


                                          NANOBAC PHARMACEUTICALS, INCORPORATED



                                          By: /s/Alexander Edwards III
                                             ---------------------------
                                          Its: Director
                                              --------------------------



                                          THE NUTMEG GROUP, L.L.C.


                                          By:  /s/ Randall S. Goulding
                                             ---------------------------
                                          Its: Managing Director
                                              --------------------------

                         REGISTRATION RIGHTS AGREEMENT


      THIS REGISTRATION RIGHTS AGREEMENT, dated as of August 13, 2004, between The Nutmeg Group, L.L.C., a US Virgin Islands limited liability company ("Holder"), and Nanobac Pharmaceuticals, Incorporated, a corporation incorporated under the laws of the State of Florida (the "Company").

      WHEREAS, simultaneously with the execution and delivery of this Agreement, the Holder is purchasing from the Company, pursuant to a Subscription Agreement dated the date hereof (the "Subscription Agreement"), shares of the Company's Common Stock (the "Common Shares"), and a Class A and B Warrants exercisable to purchase additional shares of the Company's Common Stock (terms not defined herein shall have the meanings ascribed to them in the Subscription Agreement); and

      WHEREAS, the Company desires to grant to the Holder the registration rights set forth herein with respect to the shares of Common Stock issued pursuant to the Subscription Agreement and with respect to the shares of Common Stock issuable upon exercise of the Class A and B Warrants (the "Warrant Shares") (hereinafter the Common Shares and the Warrant Shares shall be referred to collectively as the "Securities" of the Company).

      NOW, THEREFORE, the parties hereto mutually agree as follows:

      Section 1. Registrable Securities. As used herein the term "Registrable Security" means the Securities until (i) the Registration Statement has been declared effective by the SEC, and all Securities have been disposed of pursuant to the Registration Statement, (ii) all Securities have been sold under circumstances under which all of the applicable conditions of Rule 144 (or any similar provision then in force) under the Securities Act ("Rule 144") are met,
(iii) all Securities have been otherwise transferred to holders who may trade such Securities without restriction under the Securities Act, and the Company has delivered a new certificate or other evidence of ownership for such Securities not bearing a restrictive legend or (iv) such time as, in the opinion of counsel to the Company, all Securities may be sold without any time, volume or manner limitations pursuant to Rule 144(k) (or any similar provision then in effect) under the Securities Act. The term "Registrable Securities" means any and/or all of the securities falling within the foregoing definition of a "Registrable Security." In the event of any merger, reorganization, consolidation, recapitalization or other change in corporate structure affecting the Common Stock, such adjustment shall be deemed to be made in the definition of "Registrable Security" as is appropriate in order to prevent any dilution or enlargement of the rights granted pursuant to this Agreement.

      Section 2. Restrictions on Transfer. The Holder acknowledges and understands that prior to the registration of the Securities as provided herein, the Securities are "restricted securities" as defined in Rule 144 promulgated under the Act. The Holder understands that no disposition or transfer of the Securities may be made by Holder in the absence of (i) an opinion of counsel to the Holder that such transfer may be made without registration under the Securities Act or (ii) such registration.

      With a view to making available to the Holder the benefits of Rule 144 under the Securities Act or any other similar rule or regulation of the SEC that may at any time permit the Holder to sell securities of the Company to the public without registration ("Rule 144"), the Company agrees to:

            (a)   comply with the provisions of paragraph (c)(1) of Rule 144;
and

            (b) file with the SEC in a timely manner all reports and other documents required to be filed by the Company pursuant to Section 13 or 15(d) under the Exchange Act; and, if at any time it is not required to file such reports but in the past had been required to or did file such reports, it will, upon the request of any Holder, make available other information as required by, and so long as necessary to permit sales of, its Registrable Securities pursuant to Rule 144.

      Section 3. Registration Rights With Respect to the Securities.


            (a) The Company will use its best efforts to (i) prepare and file a registration statement on Form S-1, Form S-2, Form S-3 or Form SB-2 to register a sufficient number of shares of Common Stock to accommodate a $1,000,000 purchase of Common Stock, and to register the shares of Common Stock into which the Warrants are exercisable into (the "Registration Statement") within forty-five days from the date on which the Company receives from the Holder an aggregate of $1,000,000 (the "Initial Filing Date"), and (ii) have the registration statement declared effective within 90 days following the Initial Filing Date, and thereafter to cause the registration statement to remain effective through December 31, 2008, and in the case of Warrants, through the Warrant Expiration Date. If the registration statement is not effective within 165 days from the Initial Filing Date, then the Company shall refund to Nutmeg an amount equal to one percent (1%) of the amount invested by Nutmeg with regard to such Closing. For each further thirty day period thereafter until the registration statement is effective, the Company shall refund to Nutmeg an amount equal to one percent (.5%) of the amount invested by Nutmeg with regard to such Closing; provided however, the maximum refund to the Holder pursuant to this section shall be ten percent (10%) of the amount invested by Nutmeg.

            (b) The Company will maintain the Registration Statement or post-effective amendment filed under this Section 3 hereof effective under the Securities Act until the earlier of (i) the date that none of the Securities are or may become issued and outstanding, (ii) the date that all of the Securities have been sold pursuant to the Registration Statement, (iii) the date the holders thereof receive an opinion of counsel to the Company, which counsel shall be reasonably acceptable to the Holder, that the Securities may be sold under the provisions of Rule 144 without limitation as to volume, (iv) all Securities have been otherwise transferred to holders who may trade such shares without restriction under the Securities Act, and the Company has delivered a new certificate or other evidence of ownership for such securities not bearing a restrictive legend, or (v) all Securities may be sold without any time, volume or manner limitations pursuant to Rule 144(k) or any similar provision then in effect under the Securities Act in the opinion of counsel to the Company, which counsel shall be reasonably acceptable to the Holder (the "Effectiveness Period").

            (c) All fees, disbursements and out-of-pocket expenses and costs incurred by the Company in connection with the preparation and filing of the Registration Statement under subparagraph 3(a) and in complying with applicable securities and Blue Sky laws (including, without limitation, all attorneys' fees of the Company) shall be borne by the Company. The Holder shall bear the cost of underwriting and/or brokerage discounts, fees and commissions, if any, applicable to the Securities being registered and the fees and expenses of its counsel. The Holder and its counsel shall be provided with and shall have a reasonable period, not to exceed three (3) Trading Days, to review the proposed Registration Statement or any amendment thereto, prior to filing with the SEC, and the Company shall provide each Holder with copies of any comment letters received from the SEC with respect thereto within two (2) Trading Days of receipt thereof. The Company shall make reasonably available for inspection by each Holder, any underwriter participating in any disposition pursuant to the Registration Statement, and any attorney, accountant or other agent retained by such Holder or any such underwriter all relevant financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries, and cause the Company's officers, directors and employees to supply all information reasonably requested by such Holder or any such underwriter, attorney, accountant or agent in connection with the Registration Statement, in each case, as is customary for similar due diligence examinations; provided, however, that all records, information and documents that are designated in writing by the Company, in good faith, as confidential, proprietary or containing any material non-public information shall be kept confidential by such Holder and any such underwriter, attorney, accountant or agent (pursuant to an appropriate confidentiality agreement in the case of any such Holder or agent), unless such disclosure is made pursuant to judicial process in a court proceeding (after first giving the Company an opportunity promptly to seek a protective order or otherwise limit the scope of the information sought to be disclosed) or is required by law, or such records, information or documents become available to the public generally or through a third party not in violation of an accompanying obligation of confidentiality; and provided further that, if the foregoing inspection and information gathering would otherwise disrupt the Company's conduct of its business, such inspection and information gathering shall, to the maximum extent possible, be coordinated on behalf of the Holder and the other parties entitled thereto by one firm of counsel designated by and on behalf of the Holder and other parties. The Company shall qualify any of the securities for sale in such states as such Holder reasonably designates and shall furnish indemnification in the manner provided in Section 6 hereof. However, the Company shall not be required to qualify in any state which will require an escrow or other restriction relating to the Company and/or its affiliates or the sellers, or which will require the Company to qualify to do business in such state or require the Company to file therein any general consent to service of process. The Company at its expense will supply the Holder with copies of the Registration Statement and the prospectus included therein and other related documents in such quantities as may be reasonably requested by the Holder.

            (d) The Company shall not be required by this Section 3 to include the Holder's Securities in any Registration Statement which is to be filed if, in the opinion of counsel for both the Holder and the Company (or, should they not agree, in the opinion of another counsel experienced in securities law matters acceptable to counsel for the Holder and the Company) the proposed offering or other transfer as to which such registration is requested is exempt from applicable federal and state securities laws and would result in all purchasers or transferees obtaining securities which are not "restricted securities", as defined in Rule 144 under the Securities Act.

            (e) No provision contained herein shall preclude the Company from selling securities pursuant to any Registration Statement in which it is required to include Securities pursuant to this Section 3. It is the understanding of the Holder that the Company may undertake a firm commitment underwritten public offering (the "Public Offering"). In the event that the registration statement for the Public Offering is filed on or before the Initial Filing Date (which may be extended to no later than thirty (30) days by the managing underwriter of the Public Offering), then Holder agrees that in lieu of the Registration Statement required by this Agreement, the Company may include Holder's Registrable Securities as a selling securityholder in the Public Offering registration statement, but not as part of the underwritten offering. The Public Offering registration statement will be kept effective (at least as to Holder's Registrable Securities) for the period otherwise required herein. Holder shall agree to such "lockup" as may be required by the underwriters of the Public Offering, provided that under no circumstances shall Holder be required to agree to any lockup of more than 75% of its Registrable Securities (allocated proportionately among the Common Shares and Warrant Shares), and as to such locked-up Registrable Securities, such lock-up shall not exceed 180 days from the effective date of the Public Offering registration statement. If the Public Offering is abandoned, or the underwriters of the Public Offering require a lock-up from Holder which is more severe than that set forth above, then the Company shall again be obligated to file the Registration Statement called for by this Agreement for Holder's benefit, and shall so file within 15 business days of such event.

            (f) If at any time or from time to time after the effective date of the Registration Statement, the Company notifies the Holder in writing of the existence of a Potential Material Event (as defined in Section 3(h) below), the Holder shall not offer or sell any Securities or engage in any other transaction involving or relating to Securities, from the time of the giving of notice with respect to a Potential Material Event until such Holder receives written notice from the Company that such Potential Material Event either has been disclosed to the public or no longer constitutes a Potential Material Event; provided, however, that the Company may not so suspend the right to such holders of Securities for more than twenty (20) days in the aggregate (or such greater period, not to exceed 90 days in the aggregate, as may be required to prepare and file audited financial statements of a company or business acquired) during any twelve month period, during the periods the Registration Statement is required to be in effect. If a Potential Material Event shall occur prior to the date the Registration Statement is filed, then the Company's obligation to file the Registration Statement shall be delayed without penalty for not more than twenty (20) days (or such greater period, not to exceed 90 days in the aggregate, as may be required to prepare and file audited financial statements of a company or business acquired). The Company must give Holder notice in writing at least two (2) Trading Days prior to the first day of the blackout period.

            (g) "Potential Material Event" means any of the following: (a) the possession by the Company of material information not ripe for disclosure in a registration statement, as determined in good faith by the Chief Executive Officer or the Board of Directors of the Company that disclosure of such information in the Registration Statement would be detrimental to the business and affairs of the Company; or (b) any material engagement or activity by the Company which would, in the good faith determination of the Chief Executive Officer or the Board of Directors of the Company, be adversely affected by disclosure in a registration statement at such time, which determination shall be accompanied by a good faith determination by the Chief Executive Officer or the Board of Directors of the Company that the Registration Statement would be materially misleading absent the inclusion of such information.

      Section 4. Cooperation with Company. Holder will cooperate with the Company in all respects in connection with this Agreement, including timely supplying all information reasonably requested by the Company (which shall include all information regarding the Holder and proposed manner of sale of the Registrable Securities required to be disclosed in the Registration Statement) and executing and returning all documents reasonably requested in connection with the registration and sale of the Registrable Securities and entering into and performing its obligations under any underwriting agreement, if the offering is an underwritten offering, in usual and customary form, with the managing underwriter or underwriters of such underwritten offering. Nothing in this Agreement shall obligate the Holder to consent to be named as an underwriter in the Registration Statement. The obligation of the Company to register the Registrable Securities shall be absolute and unconditional as to those Securities which the SEC will permit to be registered without naming the Holder as an underwriter.

      Section 5. Registration Procedures. If and whenever the Company is required by any of the provisions of this Agreement to effect the registration of any of the Registrable Securities under the Act, the Company shall (except as otherwise provided in this Agreement), as expeditiously as possible, subject to the Holder's assistance and cooperation as reasonably required:

            (a) (i) prepare and file with the SEC such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Act with respect to the sale or other disposition of all securities covered by such registration statement whenever the Holder of such Registrable Securities shall desire to sell or otherwise dispose of the same (including prospectus supplements with respect to the sales of securities from time to time in connection with a registration statement pursuant to Rule 415 promulgated under the Act) and (ii) take all lawful action such that each of (A) the Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, not misleading and (B) the Prospectus forming part of the Registration Statement, and any amendment or supplement thereto, does not at any time during the Registration Period include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

            (b) (i) prior to the filing with the SEC of any Registration Statement (including any amendments thereto) and the distribution or delivery of any prospectus (including any supplements thereto), provide draft copies thereof to the Holder and reflect in such documents all such comments as the Holder (and its counsel) reasonably may propose respecting the Selling Shareholders and Plan of Distribution sections (or equivalents) and (ii) furnish to each Holder such numbers of copies of a prospectus including a preliminary prospectus or any amendment or supplement to any prospectus, as applicable, in conformity with the requirements of the Act, and such other documents, as Holder may reasonably request in order to facilitate the public sale or other disposition of the securities owned by such Holder;

            (c) register and qualify the Registrable Securities covered by the Registration Statement under such other securities or blue sky laws of such jurisdictions as the Holder shall reasonably request (subject to the limitations set forth in Section 3(d) above), and do any and all other acts and things which may be necessary or advisable to enable Holder to consummate the public sale or other disposition in such jurisdiction of the securities owned by Holder, except that the Company shall not for any such purpose be required to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified or to file therein any general consent to service of process;

            (d) list such Registrable Securities on the Pink Sheets, OTC Bulletin Board, if required, or the American Stock Exchange, other national securities exchange, the NASDAQ National Market or the NASDAQ Small-Cap Market, on which the Common Stock of the Company is then listed, if the listing of such Registrable Securities is then permitted under the rules of such exchange or NASDAQ;

            (e) notify each Holder of Registrable Securities covered by the Registration Statement, at any time when a prospectus relating thereto covered by the Registration Statement is required to be delivered under the Act, of the happening of any event of which it has knowledge as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and the Company shall prepare and file a curative amendment under Section 5(a) as quickly as commercially possible;

            (f) as promptly as practicable after becoming aware of such event, notify each Holder who holds Registrable Securities being sold (or, in the event of an underwritten offering, the managing underwriters) of the issuance by the SEC of any stop order or other suspension of the effectiveness of the Registration Statement at the earliest possible time and take all lawful action to effect the withdrawal, recession or removal of such stop order or other suspension;

            (g) cooperate with the Holder to facilitate the timely preparation and delivery of certificates for the Registrable Securities to be offered pursuant to the Registration Statement and enable such certificates for the Registrable Securities to be in such denominations or amounts, as the case may be, as the Holder reasonably may request and registered in such names as the Holder may request; and, within three Trading Days after a Registration Statement which includes Registrable Securities is declared effective by the SEC, deliver and cause legal counsel selected by the Company to deliver to the transfer agent for the Registrable Securities (with copies to the Holder whose Registrable Securities are included in such Registration Statement) an appropriate instruction and, to the extent necessary, an opinion of such counsel;

            (h) take all such other lawful actions reasonably necessary to expedite and facilitate the disposition by the Holder of their Registrable Securities in accordance with the intended methods therefor provided in the prospectus which are customary for issuers to perform under the circumstances;

            (i) in the event of an underwritten offering, promptly include or incorporate in a Prospectus supplement or post-effective amendment to the Registration Statement such information as the managers reasonably agree should be included therein and to which the Company does not reasonably object and make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after it is notified of the matters to be included or incorporated in such Prospectus supplement or post-effective amendment; and


            (j)   maintain a transfer agent and registrar for its Common Stock.

      Section 6. This Section not used.

      Section 7. Indemnification.

            (a) The Company agrees to indemnify and hold harmless each Holder and each person, if any, who controls such Holder within the meaning of the Securities Act ("Distributing Holder") against any losses, claims, damages or liabilities, joint or several (which shall, for all purposes of this Agreement, include, but not be limited to, all reasonable costs of defense and investigation and all reasonable attorneys' fees), to which the Distributing Holder may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, or any related preliminary prospectus, final prospectus or amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, preliminary prospectus, final prospectus or amendment or supplement thereto in reliance upon, and in conformity with, written information furnished to the Company by the Distributing Holder, specifically for use in the preparation thereof. This Section 7(a) shall not inure to the benefit of any Distributing Holder with respect to any person asserting such loss, claim, damage or liability who purchased the Registrable Securities which are the subject thereof if the Distributing Holder failed to send or give (in violation of the Securities Act or the rules and regulations promulgated thereunder) a copy of the prospectus contained in such Registration Statement to such person at or prior to the written confirmation to such person of the sale of such Registrable Securities, where the Distributing Holder was obligated to do so under the Securities Act or the rules and regulations promulgated thereunder. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

            (b) Each Distributing Holder agrees that it will indemnify and hold harmless the Company, and each officer, director of the Company or person, if any, who controls the Company within the meaning of the Securities Act, against any losses, claims, damages or liabilities (which shall, for all purposes of this Agreement, include, but not be limited to, all reasonable costs of defense and investigation and all reasonable attorneys' fees) to which the Company or any such officer, director or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, or any related preliminary prospectus, final prospectus or amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, preliminary prospectus, final prospectus or amendment or supplement thereto in reliance upon, and in conformity with, written information furnished to the Company by such Distributing Holder, specifically for use in the preparation thereof. This indemnity agreement will be in addition to any liability which the Distributing Holder may otherwise have.

            (c)   Promptly after receipt by an indemnified party under this
Section 7 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 7, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve the indemnifying party from any liability which it may have to any indemnified party except to the extent of actual prejudice demonstrated by the indemnifying party. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, assume the defense thereof, subject to the provisions herein stated and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section 7 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, unless the indemnifying party shall not pursue the action to its final conclusion. The indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall not be at the expense of the indemnifying party if the indemnifying party has assumed the defense of the action with counsel reasonably satisfactory to the indemnified party; provided that if the indemnified party is the Distributing Holder, the fees and expenses of such counsel shall be at the expense of the indemnifying party if (i) the employment of such counsel has been specifically authorized in writing by the indemnifying party, or (ii) the named parties to any such action (including any impleaded parties) include both the Distributing Holder and the indemnifying party and the Distributing Holder shall have been advised by such counsel that there may be one or more legal defenses available to the indemnifying party different from or in conflict with any legal defenses which may be available to the Distributing Holder (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of the Distributing Holder, it being understood, however, that the indemnifying party shall, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable only for the reasonable fees and expenses of one separate firm of attorneys for the Distributing Holder, which firm shall be designated in writing by the Distributing Holder). No settlement of any action against an indemnified party shall be made without the prior written consent of the indemnified party, which consent shall not be unreasonably withheld.

      Section 8. Contribution. In order to provide for just and equitable contribution under the Securities Act in any case in which (i) the indemnified party makes a claim for indemnification pursuant to Section 8 hereof but is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that the express provisions of Section 7 hereof provide for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any indemnified party, then the Company and the applicable Distributing Holder shall contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (which shall, for all purposes of this Agreement, include, but not be limited to, all reasonable costs of defense and investigation and all reasonable attorneys' fees), in either such case (after contribution from others) on the basis of relative fault as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the applicable Distributing Holder on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Distributing Holder agree that it would not be just and equitable if contribution pursuant to this
Section 8 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 8. The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this Section 8 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

      Notwithstanding any other provision of this Section 8, in no event shall any (i) Holder be required to undertake liability to any person under this
Section 8 for any amounts in excess of the dollar amount of the proceeds to be received by such Holder from the sale of such Holder's Registrable Securities (after deducting any fees, discounts and commissions applicable thereto) pursuant to any Registration Statement under which such Registrable Securities are to be registered under the Securities Act and (ii) underwriter be required to undertake liability to any person hereunder for any amounts in excess of the aggregate discount, commission or other compensation payable to such underwriter with respect to the Registrable Securities underwritten by it and distributed pursuant to the Registration Statement.

      Section 9. Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a Trading Day during normal business hours where such notice is to be received), or the first Trading Day following such delivery (if delivered other than on a Trading Day during normal business hours where such notice is to be received) or (b) on the second Trading Day following the date of mailing by reputable courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

            If to the Company, at:

                     2727 W. Martin Luther King Blvd., Suite 850
                     Tampa, FL 33607

                     With copy to:

                     DARRIN M. OCASIO, ESQ.
                     SICHENZIA ROSS FRIEDMAN FERENCE LLP
                     1065 Avenue of the Americas, 21st flr.
                     New York, New York 10018
                     tel: 212-930-9700
                     fax:212-930-9725
                     dmocasio@srffllp.com

            If to the Purchaser, at:

                     Randall S. Goulding
                     The Nutmeg Group, L.L.C.
                     3366 Commercial
                     Northbrook IL 60062
                     tel: 847-291-7711
                     fax: 253-736-0134

      Either party hereto may from time to time change its address or facsimile number for notices under this Section 9 by giving at least ten (10) days' prior written notice of such changed address or facsimile number to the other party hereto.

      Section 10. Assignment. This Agreement is binding upon and inures to the benefit of the parties hereto and their respective heirs, successors and permitted assigns. The rights granted the Holder under this Agreement may be assigned to any purchaser of substantially all of the Registrable Securities (or the rights thereto) from Holder, as otherwise permitted by the Subscription Agreement. In the event of a transfer of the rights granted under this Agreement, the Holder agrees that the Company may require that the transferee comply with reasonable conditions as determined in the discretion of the Company.

      Section 11. Additional Covenants of the Company. The Company agrees that at such time as it meets all the requirements for the use of Securities Act Registration Statement on Form S-3 it shall file all reports and information required to be filed by it with the SEC in a timely manner and take all such other action so as to maintain such eligibility for the use of such form.

      Section 12. Counterparts/Facsimile. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when together shall constitute but one and the same instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other party. In lieu of the original, a facsimile transmission or copy of the original shall be as effective and enforceable as the original.

      Section 13. Remedies. The remedies provided in this Agreement are cumulative and not exclusive of any remedies provided by law. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

      Section 14. Conflicting Agreements. The Company shall not enter into any agreement with respect to its securities that is inconsistent with the rights granted to the holders of Registrable Securities in this Agreement or otherwise prevents the Company from complying with all of its obligations hereunder.

      Section 15. Headings. The headings in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

      Section 16. Governing Law, Arbitration. This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois applicable to contracts made in Illinois by persons domiciled in Chicago and without regard to its principles of conflicts of laws. Any dispute under this Agreement shall be submitted to arbitration under the matters at issue selected by the parties in accordance with the commercial arbitration rules of the Better Business Bureau (the "BBB") or the American Arbitration Association (the "AAA") in Chicago, Illinois, and shall be finally and conclusively determined by the decision of a board of arbitration consisting of three (3) members (hereinafter referred to as the "Board of Arbitration") selected as according to the rules governing the BBB or the AAA. The Board of Arbitration shall meet on consecutive Trading Days in Chicago, Illinois, and shall reach and render a decision in writing (concurred in by a majority of the members of the Board of Arbitration) with respect to the amount, if any, which the losing party is required to pay to the other party in respect of a claim filed. In connection with rendering its decisions, the Board of Arbitration shall adopt and follow the laws of the State of Illinois. To the extent practical, decisions of the Board of Arbitration shall be rendered no more than thirty (30) calendar days following commencement of proceedings with respect thereto. The Board of Arbitration shall cause its written decision to be delivered to all parties involved in the dispute. Any decision made by the Board of Arbitration (either prior to or after the expiration of such thirty (30) calendar day period) shall be final, binding and conclusive on the parties to the dispute, and entitled to be enforced to the fullest extent permitted by law and entered in any court of competent jurisdiction. The non-prevailing party to any arbitration (as determined by the Board of Arbitration) shall pay the expenses of the prevailing party, including reasonable attorneys' fees, in connection with such arbitration.

      Section 17. Severability. If any provision of this Agreement shall for any reason be held invalid or unenforceable, such invalidity or unenforceablity shall not affect any other provision hereof and this Agreement shall be construed as if such invalid or unenforceable provision had never been contained herein.

      Section 18. Capitalized Terms. All capitalized terms not otherwise defined herein shall have the meaning assigned to them in the Subscription Agreement.


      IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed, on the day and year first above written.



                                          NANOBAC PHARMACEUTICALS, INCORPORATED



                                          By: /s/Alexander Edwards III
                                             -----------------------------------
                                          Its: Director
                                              ----------------------------------



                                          THE NUTMEG GROUP, L.L.C.


                                          By:  /s/ Randall S. Goulding
                                             -----------------------------------
                                          Its: Managing Director
                                              ----------------------------------

                                 FORM OF WARRANT


THE WARRANT REPRESENTED BY THIS CERTIFICATE AND THE SECURITIES TO BE ISSUED UPON ITS EXERCISE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE "SECURITIES ACT") OR APPLICABLE STATE SECURITIES LAWS (THE "STATE ACTS") AND SHALL NOT BE SOLD OR TRANSFERRED UNLESS SUCH SALE OR TRANSFER HAS BEEN REGISTERED UNDER THE SECURITIES ACT AND STATE ACTS, OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS IS AVAILABLE, THE AVAILABILITY OF WHICH MUST BE ESTABLISHED TO THE SATISFACTION OF THE COMPANY.


                         CLASS A STOCK PURCHASE WARRANT
1.

2.    Warrant No.                                              Number of Shares:

                      NANOBAC PHARMACEUTICALS, INCORPORATED
                      COMMON STOCK, NO PAR VALUE PER SHARE
                        VOID AFTER 5:00 P.M. EASTERN TIME
                              ON ____________, 2008

      This Warrant is issued to ___________________________________________
("Holder") by Nanobac Pharmaceuticals, Incorporated, a Delaware corporation (hereinafter with its successors called the "Company").

For value received and subject to the terms and conditions hereinafter set out, Holder is entitled to purchase from the Company at an initial purchase price of $___per share, _______________________________fully paid and nonassessable shares of common stock, no par value per share ("Common Shares") of the Company. Such purchase price per Common Share, adjusted from time to time as provided herein, is referred to as the "Purchase Price."


1. 1.The Holder may exercise this Warrant, in whole or in part, upon surrender of this Warrant, with the exercise form annexed hereto duly executed, at the office of the Company, _____________, or such other office as the Company shall notify the Holder in writing, together with a certified or bank cashier's check payable to the order of the Company in the amount of the Purchase Price times the number of Common Shares being purchased.

      2. The person or persons in whose name or names any certificate representing Common Shares is issued hereunder shall be deemed to have become the holder of record of the Common Shares represented thereby as of the close of business on the date on which this Warrant is exercised with respect to such shares, whether or not the transfer books of the Company shall be closed. Until such time as this Warrant is exercised or terminates, the Purchase Price payable and the number and character of securities issuable upon exercise of this Warrant are subject to adjustment as hereinafter provided.

      3. Unless previously exercised, this Warrant shall expire at 5:00 p.m. Eastern Time, On December 31, 2008 and shall be void thereafter or can be extended at the Company's discretion ("Expiration Date").

      4. The Company covenants that it will at all times reserve and keep available a number of its authorized Common Shares, free from all preemptive rights, which will be sufficient to permit the exercise of this Warrant. The Company further covenants that such shares as may be issued pursuant to the exercise of this Warrant will, upon issuance, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens, and charges.

      5. If the Company subdivides its outstanding Common Shares, by split-up or otherwise, or combines its outstanding Common Shares, the Purchase Price then applicable to shares covered by this Warrant shall forthwith be proportionately decreased in the case of a subdivision, or proportionately increased in the case of a combination.

      6. If (a) the Company reorganizes its capital, reclassifies its capital stock, consolidates or merges with or into another corporation (but only if the Company is not the surviving corporation and no longer has more than a single shareholder) or sells, transfers or otherwise disposes of all or substantially all its property, assets, or business to another corporation, and (b) pursuant to the terms of such reorganization, reclassification, merger, consolidation, or disposition of assets, shares of common stock of the successor or acquiring corporation, or any cash, shares of stock, or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring corporation ("Other Property"), are to be received by or distributed to the holders of Common Shares, then (c) Holder shall have the right thereafter to receive, upon exercise of this Warrant, the same number of shares of common stock of the successor or acquiring corporation and Other Property receivable upon such reorganization, reclassification, merger, consolidation, or disposition of assets as a holder of the number of Common Shares for which this Warrant is exercisable immediately prior to such event. At the time of such reorganization, reclassification, merger, consolidation or disposition of assets, the successor or acquiring corporation shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Warrant to be performed and observed by the Company and all the obligations and liabilities hereunder, subject to such modifications as may be deemed appropriate (as determined by resolution of the Board of Directors of the Company) in order to adjust the number of shares of the common stock of the successor or acquiring corporation for which this Warrant is exercisable. For purposes of this section, "common stock of the successor or acquiring corporation" shall include stock of such corporation of any class which is not preferred as to dividends or assets over any other class of stock of such corporation and which is not subject to redemption and shall also include any evidences of indebtedness, shares of stock, or other securities which are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event and any warrants or other rights to subscribe for or purchase any such stock. The foregoing provisions of this section shall similarly apply to successive reorganizations, reclassifications, mergers, consolidations, or disposition of assets.

      7. If a voluntary or involuntary dissolution, liquidation or winding up of the Company (other than in connection with a merger or consolidation of the Company) is at any time proposed during the term of this Warrant, the Company shall give written notice to the Holder at least thirty days prior to the record date of the proposed transaction. The notice shall contain: (1) the date on which the transaction is to take place; (2) the record date (which must be at least thirty days after the giving of the notice) as of which holders of the Common Shares entitled to receive distributions as a result of the transaction shall be determined; (3) a brief description of the transaction; (4) a brief description of the distributions, if any, to be made to holders of the Common Shares as a result of the transaction; and (5) an estimate of the fair market value of the distributions. On the date of the transaction, if it actually occurs, this Warrant and all rights existing under this Warrant shall terminate.


      8. In no event shall any fractional Common Share of the Company be issued upon any exercise of this Warrant. If, upon exercise of this Warrant as an entirety, the Holder would, except as provided in this Section 8, be entitled to receive a fractional Common Share, then the Company shall issue the next higher number of full Common Shares, issuing a full share with respect to such fractional share. If this Warrant is exercised at one time for less than the maximum number of Common Shares purchasable upon the exercise hereof, the Company shall issue to the Holder a new warrant of like tenor and date representing the number of Common Shares equal to the difference between the number of shares purchasable upon full exercise of this Warrant and the number of shares that were purchased upon the exercise of this Warrant.

      9. No adjustments in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least five cents in such price, provided however, that any adjustments which by reason of this Section 9 are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

      10. Whenever the Purchase Price is adjusted, as herein provided, the Company shall promptly deliver to the Holder a certificate setting forth the Purchase Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

      11. If at any time prior to the expiration or exercise of this Warrant, the Company shall pay any dividend or make any distribution upon its Common Shares or shall make any subdivision or combination of, or other change in its Common Shares, the Company shall cause notice thereof to be mailed, first class, postage prepaid, to Holder at least thirty full business days prior to the record date set for determining the holders of Common Shares who shall participate in such dividend, distribution, subdivision, combination or other change. Such notice shall also specify the record date as of which holders of Common Shares who shall participate in such dividend or distribution are to be determined. Failure to give such notice, or any defect therein, shall not affect the legality or validity of any dividend or distribution.

      12. The Company will maintain a register containing the names and addresses of the Holder and any assignees of this Warrant. Holder may change its address as shown on the warrant register by written notice to the Company requesting such change. Any notice or written communication required or permitted to be given to the Holder may be delivered by confirmed facsimile or telecopy or by a recognized overnight courier, addressed to Holder at the address shown on the warrant register.

      13. This Warrant has not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities laws ("State Acts") or regulations in reliance upon exemptions under the Securities Act, and exemptions under the State Acts. Subject to compliance with the Securities Act and State Acts, this Warrant and all rights hereunder are transferable in whole or in part, at the office of the Company at which this Warrant is exercisable, upon surrender of this Warrant together with the assignment hereof properly endorsed.

      14. In case this Warrant shall be mutilated, lost, stolen, or destroyed, the Company may issue a new warrant of like tenor and denomination and deliver the same (a) in exchange and substitution for and upon surrender and cancellation of any mutilated Warrant, or (b) in lieu of any Warrant lost, stolen, or destroyed, upon receipt of evidence satisfactory to the Company of the loss, theft or destruction of such Warrant (including a reasonably detailed affidavit with respect to the circumstances of any loss, theft, or destruction) and of indemnity with sufficient surety satisfactory to the Company.

      15. Unless a current registration statement under the Securities Act, shall be in effect with respect to the securities to be issued upon exercise of this Warrant, the Holder, by accepting this Warrant, covenants and agrees that, at the time of exercise hereof, and at the time of any proposed transfer of securities acquired upon exercise hereof, the Company may require Holder to make such representations, and may place such legends on certificates representing the Common Shares issuable upon exercise of this Warrant, as may be reasonably required in the opinion of counsel to the Company to permit such Common Shares to be issued without such registration.

      16. The Company has granted the Holder piggy back registration rights, for the Common Stock underlying the Warrant.

      17. For so long as a registration statement covering the shares underlying this Warrant is effective, the closing bid price for the Company's Common Stock exceeds 50% of the exercise price of this Warrant for 30 days and the average daily trading volume for such 30 days exceeds the number of Warrants, then the Company shall have the right to compel the Holder to exercise the Warrants, upon written notice. In the event the Holder does not exercise such Warrants upon notice then the Warrant shall expire on the 30th trading day after such notice is given.

      18. This Warrant does not entitle Holder to any of the rights of a stockholder of the Company.

      19. Nothing expressed in this Agreement and nothing that may be implied from any of the provisions hereof is intended, or shall be construed, to confer upon, or give to, any person or corporation other than the parties to this Agreement any covenant, condition, stipulation, promise, or agreement contained herein, and all covenants, conditions, stipulations, promises and agreements contained herein shall be for the sole and exclusive benefit of the parties hereto and their respective successors and assigns.

      20. The provisions and terms of this Warrant shall be construed in accordance with the laws of the State of Florida.

      IN WITNESS WHEREOF, this Warrant has been duly executed by the Company as of the ___ day of ___________, 2004.


                                NANOBAC PHARMACEUTICALS, INCORPORATED



                                By:_______________________________

                                FORM OF EXERCISE


                                                      Date: ____________________


To:   Nanobac Pharmaceuticals, Incorporated




      The undersigned hereby subscribes for _______ shares of common stock of Nanobac Pharmaceuticals, Incorporated covered by this Warrant and hereby delivers $___________ in full payment of the purchase price thereof. The certificate(s) for such shares should be issued in the name of the undersigned or as otherwise indicated below:


                                            ----------------------------
                                            Signature:


                                            ----------------------------
                                            Printed Name



                                            ----------------------------
                                            Name for Registration, if different


                                            ----------------------------
                                            Street Address

                                            ----------------------------
                                            City, State and Zip Code

                                            ----------------------------
                                            Social Security Number

                                   ASSIGNMENT


      For Value Received, the undersigned hereby sells, assigns and transfers unto the assignee(s) set forth below the within Warrant certificate, together with all right, title and interest therein, and hereby irrevocably constitutes and appoints ___________________________________ attorney, to transfer the said Warrant on the books of the within-named Company with respect to the number of Common Shares set forth below, with full power of substitution in the premises.

               Social Security or
               other Identifying
Name(s) of     Number(s) of No. of
Assignee(s)    Assignee(s)                Address      Shares
----------     -------------------        -------      -------











Dated: ______________________________




                                    ------------------------------------
                                    Signature

                                    NOTICE: THE SIGNATURE TO THIS ASSIGNMENT
                                    MUST CORRESPOND WITH THE NAME AS WRITTEN
                                    UPON THE FACE OF THE WARRANT IN EVERY
                                    PARTICULAR, WITHOUT ALTERATION OR
                                    ENLARGEMENT, OR ANY CHANGE WHATSOEVER.


                                    ------------------------------------
                                    Print Name and Title

                                 FORM OF WARRANT


THE WARRANT REPRESENTED BY THIS CERTIFICATE AND THE SECURITIES TO BE ISSUED UPON ITS EXERCISE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE "SECURITIES ACT") OR APPLICABLE STATE SECURITIES LAWS (THE "STATE ACTS") AND SHALL NOT BE SOLD OR TRANSFERRED UNLESS SUCH SALE OR TRANSFER HAS BEEN REGISTERED UNDER THE SECURITIES ACT AND STATE ACTS, OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS IS AVAILABLE, THE AVAILABILITY OF WHICH MUST BE ESTABLISHED TO THE SATISFACTION OF THE COMPANY.


                         CLASS B STOCK PURCHASE WARRANT
3.

4.    Warrant No.                                              Number of Shares:

                      NANOBAC PHARMACEUTICALS, INCORPORATED
                      COMMON STOCK, NO PAR VALUE PER SHARE
                        VOID AFTER 5:00 P.M. EASTERN TIME
                              ON ____________, 2008

      This Warrant is issued to ___________________________________________
("Holder") by Nanobac Pharmaceuticals, Incorporated, a Delaware corporation (hereinafter with its successors called the "Company").

For value received and subject to the terms and conditions hereinafter set out, Holder is entitled to purchase from the Company at an initial purchase price of $___per share, _______________________________fully paid and nonassessable shares of common stock, no par value per share ("Common Shares") of the Company. Such purchase price per Common Share, adjusted from time to time as provided herein, is referred to as the "Purchase Price."


1. 1.The Holder may exercise this Warrant, in whole or in part, upon surrender of this Warrant, with the exercise form annexed hereto duly executed, at the office of the Company, _____________, or such other office as the Company shall notify the Holder in writing, together with a certified or bank cashier's check payable to the order of the Company in the amount of the Purchase Price times the number of Common Shares being purchased.


      4. The person or persons in whose name or names any certificate representing Common Shares is issued hereunder shall be deemed to have become the holder of record of the Common Shares represented thereby as of the close of business on the date on which this Warrant is exercised with respect to such shares, whether or not the transfer books of the Company shall be closed. Until such time as this Warrant is exercised or terminates, the Purchase Price payable and the number and character of securities issuable upon exercise of this Warrant are subject to adjustment as hereinafter provided.

      5. Unless previously exercised, this Warrant shall expire at 5:00 p.m. Eastern Time, On December 31, 2008 and shall be void thereafter or can be extended at the Company's discretion ("Expiration Date").

      4. The Company covenants that it will at all times reserve and keep available a number of its authorized Common Shares, free from all preemptive rights, which will be sufficient to permit the exercise of this Warrant. The Company further covenants that such shares as may be issued pursuant to the exercise of this Warrant will, upon issuance, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens, and charges.

      5. If the Company subdivides its outstanding Common Shares, by split-up or otherwise, or combines its outstanding Common Shares, the Purchase Price then applicable to shares covered by this Warrant shall forthwith be proportionately decreased in the case of a subdivision, or proportionately increased in the case of a combination.

      6. If (a) the Company reorganizes its capital, reclassifies its capital stock, consolidates or merges with or into another corporation (but only if the Company is not the surviving corporation and no longer has more than a single shareholder) or sells, transfers or otherwise disposes of all or substantially all its property, assets, or business to another corporation, and (b) pursuant to the terms of such reorganization, reclassification, merger, consolidation, or disposition of assets, shares of common stock of the successor or acquiring corporation, or any cash, shares of stock, or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring corporation ("Other Property"), are to be received by or distributed to the holders of Common Shares, then (c) Holder shall have the right thereafter to receive, upon exercise of this Warrant, the same number of shares of common stock of the successor or acquiring corporation and Other Property receivable upon such reorganization, reclassification, merger, consolidation, or disposition of assets as a holder of the number of Common Shares for which this Warrant is exercisable immediately prior to such event. At the time of such reorganization, reclassification, merger, consolidation or disposition of assets, the successor or acquiring corporation shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Warrant to be performed and observed by the Company and all the obligations and liabilities hereunder, subject to such modifications as may be deemed appropriate (as determined by resolution of the Board of Directors of the Company) in order to adjust the number of shares of the common stock of the successor or acquiring corporation for which this Warrant is exercisable. For purposes of this section, "common stock of the successor or acquiring corporation" shall include stock of such corporation of any class which is not preferred as to dividends or assets over any other class of stock of such corporation and which is not subject to redemption and shall also include any evidences of indebtedness, shares of stock, or other securities which are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event and any warrants or other rights to subscribe for or purchase any such stock. The foregoing provisions of this section shall similarly apply to successive reorganizations, reclassifications, mergers, consolidations, or disposition of assets.

      7. If a voluntary or involuntary dissolution, liquidation or winding up of the Company (other than in connection with a merger or consolidation of the Company) is at any time proposed during the term of this Warrant, the Company shall give written notice to the Holder at least thirty days prior to the record date of the proposed transaction. The notice shall contain: (1) the date on which the transaction is to take place; (2) the record date (which must be at least thirty days after the giving of the notice) as of which holders of the Common Shares entitled to receive distributions as a result of the transaction shall be determined; (3) a brief description of the transaction; (4) a brief description of the distributions, if any, to be made to holders of the Common Shares as a result of the transaction; and (5) an estimate of the fair market value of the distributions. On the date of the transaction, if it actually occurs, this Warrant and all rights existing under this Warrant shall terminate.

      8. In no event shall any fractional Common Share of the Company be issued upon any exercise of this Warrant. If, upon exercise of this Warrant as an entirety, the Holder would, except as provided in this Section 8, be entitled to receive a fractional Common Share, then the Company shall issue the next higher number of full Common Shares, issuing a full share with respect to such fractional share. If this Warrant is exercised at one time for less than the maximum number of Common Shares purchasable upon the exercise hereof, the Company shall issue to the Holder a new warrant of like tenor and date representing the number of Common Shares equal to the difference between the number of shares purchasable upon full exercise of this Warrant and the number of shares that were purchased upon the exercise of this Warrant.

      9. No adjustments in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least five cents in such price, provided however, that any adjustments which by reason of this Section 9 are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

      10. Whenever the Purchase Price is adjusted, as herein provided, the Company shall promptly deliver to the Holder a certificate setting forth the Purchase Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

      11. If at any time prior to the expiration or exercise of this Warrant, the Company shall pay any dividend or make any distribution upon its Common Shares or shall make any subdivision or combination of, or other change in its Common Shares, the Company shall cause notice thereof to be mailed, first class, postage prepaid, to Holder at least thirty full business days prior to the record date set for determining the holders of Common Shares who shall participate in such dividend, distribution, subdivision, combination or other change. Such notice shall also specify the record date as of which holders of Common Shares who shall participate in such dividend or distribution are to be determined. Failure to give such notice, or any defect therein, shall not affect the legality or validity of any dividend or distribution.

      12. The Company will maintain a register containing the names and addresses of the Holder and any assignees of this Warrant. Holder may change its address as shown on the warrant register by written notice to the Company requesting such change. Any notice or written communication required or permitted to be given to the Holder may be delivered by confirmed facsimile or telecopy or by a recognized overnight courier, addressed to Holder at the address shown on the warrant register.

      13. This Warrant has not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities laws ("State Acts") or regulations in reliance upon exemptions under the Securities Act, and exemptions under the State Acts. Subject to compliance with the Securities Act and State Acts, this Warrant and all rights hereunder are transferable in whole or in part, at the office of the Company at which this Warrant is exercisable, upon surrender of this Warrant together with the assignment hereof properly endorsed.

      14. In case this Warrant shall be mutilated, lost, stolen, or destroyed, the Company may issue a new warrant of like tenor and denomination and deliver the same (a) in exchange and substitution for and upon surrender and cancellation of any mutilated Warrant, or (b) in lieu of any Warrant lost, stolen, or destroyed, upon receipt of evidence satisfactory to the Company of the loss, theft or destruction of such Warrant (including a reasonably detailed affidavit with respect to the circumstances of any loss, theft, or destruction) and of indemnity with sufficient surety satisfactory to the Company.

      15. Unless a current registration statement under the Securities Act, shall be in effect with respect to the securities to be issued upon exercise of this Warrant, the Holder, by accepting this Warrant, covenants and agrees that, at the time of exercise hereof, and at the time of any proposed transfer of securities acquired upon exercise hereof, the Company may require Holder to make such representations, and may place such legends on certificates representing the Common Shares issuable upon exercise of this Warrant, as may be reasonably required in the opinion of counsel to the Company to permit such Common Shares to be issued without such registration.

      16. The Company has granted the Holder piggy back registration rights, for the Common Stock underlying the Warrant.

      17. This Warrant does not entitle Holder to any of the rights of a stockholder of the Company.

      18. Nothing expressed in this Agreement and nothing that may be implied from any of the provisions hereof is intended, or shall be construed, to confer upon, or give to, any person or corporation other than the parties to this Agreement any covenant, condition, stipulation, promise, or agreement contained herein, and all covenants, conditions, stipulations, promises and agreements contained herein shall be for the sole and exclusive benefit of the parties hereto and their respective successors and assigns.

      19. The provisions and terms of this Warrant shall be construed in accordance with the laws of the State of Florida.

      IN WITNESS WHEREOF, this Warrant has been duly executed by the Company as of the ___ day of ___________, 2004.



                                    NANOBAC PHARMACEUTICALS, INCORPORATED



                                    By:_______________________________

                                FORM OF EXERCISE


                                                      Date: ____________________


To:   Nanobac Pharmaceuticals, Incorporated



      The undersigned hereby subscribes for _______ shares of common stock of Nanobac Pharmaceuticals, Incorporated covered by this Warrant and hereby delivers $___________ in full payment of the purchase price thereof. The certificate(s) for such shares should be issued in the name of the undersigned or as otherwise indicated below:


                                           ----------------------------
                                           Signature:


                                           ----------------------------
                                           Printed Name



                                           ----------------------------
                                           Name for Registration, if different


                                           ----------------------------
                                           Street Address

                                           ----------------------------
                                           City, State and Zip Code

                                           ----------------------------
                                           Social Security Number

                                   ASSIGNMENT


      For Value Received, the undersigned hereby sells, assigns and transfers unto the assignee(s) set forth below the within Warrant certificate, together with all right, title and interest therein, and hereby irrevocably constitutes and appoints ___________________________________ attorney, to transfer the said Warrant on the books of the within-named Company with respect to the number of Common Shares set forth below, with full power of substitution in the premises.

               Social Security or
               other Identifying
Name(s) of     Number(s) of No. of
Assignee(s)    Assignee(s)                Address      Shares
-----------    --------------------       -------      ------






Dated: ______________________________




                                    ------------------------------------
                                    Signature

                                    NOTICE: THE SIGNATURE TO THIS ASSIGNMENT
                                    MUST CORRESPOND WITH THE NAME AS WRITTEN
                                    UPON THE FACE OF THE WARRANT IN EVERY
                                    PARTICULAR, WITHOUT ALTERATION OR
                                    ENLARGEMENT, OR ANY CHANGE WHATSOEVER.


                                    ------------------------------------
                                    Print Name and Title